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Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the accompanying Annual Report of Whittier Energy Corporation (the "Company") on Form 10-KSB/A (Amendment No. 1) for the year ended December 31, 2004 (the "Report"), I, Michael B. Young, Chief Financial Officer of the Company, hereby certify that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL B. YOUNG
Date:	December 8, 2005	MICHAEL B. YOUNG Chief Financial Officer

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  Exhibit 32.2